UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 30, 2005

Irvine Sensors Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-08402	33-0280334
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3001 Red Hill Avenue, Costa Mesa, California	92626
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (714) 549-8211

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Irvine Sensors Corporation (the “Company”) hereby amends and supplements its Current Report on Form 8-K dated December 30, 2005 and filed on January 5, 2006, and its Current Report on Form 8-K/A (Amendment No. 1) dated December 30, 2005 and filed on March 15, 2006 (collectively, the “Form 8-K”), as set forth in this Current Report on Form 8-K/A (Amendment No. 2) (the “Form 8-K/A”). The Form 8-K was filed to report, among other things, the acquisition by the Company of 70% of the issued and outstanding capital stock of Optex Systems, Inc. (“Optex”) held by Timothy Looney, the sole shareholder of Optex. This Form 8-K/A is being filed solely to update the pro forma financial information set forth in Item 9.01(b) of the Form 8-K to reflect the final purchase price allocation, and to update the Notes to the pro forma financial information to reflect a subsequent event on March 31, 2006.

Item 9.01.	Financial Statements and Exhibits.

Item 9.01(b) is hereby amended and restated as follows:

(b) Pro Forma Financial Information.

The unaudited pro forma financial information furnished herein gives effect to the Company’s acquisition of 70% of the issued and outstanding capital stock of Optex on December 30, 2005. The unaudited pro forma condensed consolidated statements of operations are based on historical data as reported by the separate companies, and reflect adjustments prepared as if the acquisition had occurred on October 3, 2004. An unaudited pro forma condensed combined balance sheet is not included in the unaudited pro forma condensed combined financial information as the Optex acquisition is reflected in the Company’s consolidated balance sheet as of January 1, 2006 included in its filing on Form 10-Q, which was filed with the SEC on February 21, 2006. As used herein, the terms “Irvine Sensors,” the “Company,” “we,” “us,” and “our” refer to Irvine Sensors Corporation and, where applicable, its consolidated subsidiaries.

The unaudited pro forma condensed consolidated financial statements furnished herein (the “Statements”) include adjustments having a continuing impact on the consolidated company as a result of using the purchase method of accounting for the acquisition. The pro forma adjustments are described in the notes accompanying the Statements (the “Notes”). The Statements have been prepared based on information currently available to us, using assumptions that our management believes are reasonable.

The Statements do not purport to represent the actual results of operations that would have occurred if the acquisition had taken place on the dates specified. The Statements are not necessarily indicative of the results of operations that may be achieved in the future. The Statements do not reflect any adjustments for the effect of non-recurring items or operating synergies that we may realize as a result of the acquisition. The Statements include certain reclassifications to conform the presentation of the historical results of operations of Optex to our presentation of the results of operations.

The unaudited pro forma condensed combined financial statements (the “Statements”) and related Notes contained herein should be read in conjunction with our consolidated financial statements and related notes included in our Annual Report on Form 10-K for the fiscal year ended October 2, 2005, the unaudited condensed consolidated financial statements and related notes included in our Quarterly Report on Form 10-Q for the 13-week period ended January 1, 2006, which was filed with the SEC on February 21, 2006, and the consolidated financial statements of Optex and accompanying notes, which were filed as Exhibits 99.1 and 99.2 to the Company’s Current Report on Form 8-K/A (Amendment 1) dated December 30, 2005 and filed on March 15, 2006.

The unaudited pro forma adjustments made in preparing the Statements are based on the completed purchase price allocations and on certain management judgments. These allocations are based on an analysis of the estimated fair values of assets acquired and liabilities assumed, including identifiable tangible and intangible assets, deferred tax assets and liabilities, and estimates of the useful lives of tangible and amortizable intangible assets.

IRVINE SENSORS CORPORATION

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

13-WEEK PERIOD ENDED JANUARY 1, 2006

	Irvine Sensors	Optex	Irvine Sensors Pro Forma Adjustments (See Note 3)	Pro Forma Combined
Revenues:
Contract research and development revenue	$4,256,700	$—		$4,256,700
Product sales	508,700	5,204,700		5,713,400
Other revenue	15,600	—		15,600

Total revenues	4,781,000	5,204,700		9,985,700
Costs and expenses:
Cost of contract research and development revenue	3,371,000	—		3,371,000
Cost of product sales	382,200	4,542,600	170,900[1]	5,095,700
General and administrative expense	2,069,600	1,393,700	7,000[1]	3,470,300
Research and development expense	69,400	—		69,400

Total costs and expenses	5,892,200	5,936,300		12,006,400

Loss from operations	(1,111,200)	(731,600)		(2,020,700)
Interest expense	(8,300)	(60,800)	(217,900)[2]	(287,000)
Interest and other income	1,600	4,500		6,100

Loss from continuing operations before minority interest and provision for income taxes	(1,117,900)	(787,900)		(2,301,600)
Minority interest in loss of subsidiaries	300	—	218,200[3]	218,500
Provision for income taxes	(6,100)	—		(6,100)

Loss from continuing operations	$(1,123,700)	$(787,900)		$(2,089,200)

Basic and diluted net loss per common share	$(0.06)			$(0.11)

Weighted average number of common shares outstanding	19,194,300		36,600[4]	19,230,900

IRVINE SENSORS CORPORATION

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FISCAL YEAR ENDED OCTOBER 2, 2005

	Irvine Sensors	Optex	Irvine Sensors Pro Forma Adjustments (See Note 3)	Pro Forma Combined
Revenues:
Contract research and development revenue	$20,664,300	$—		$20,664,300
Product sales	2,287,700	17,697,000		19,984,700
Other revenue	97,000	—		97,000

Total revenues	23,049,000	17,697,000		40,746,000
Costs and expenses:
Cost of contract research and development revenue	15,310,100	—		15,310,100
Cost of product sales	1,944,100	13,617,000	683,400[1]	16,244,500
General and administrative expense	6,447,000	1,578,300	28,000[1]	8,053,300
Research and development expense	829,500	—		829,500

Total costs and expenses	24,530,700	15,195,300		40,437,400

Income (loss) from operations	(1,481,700)	2,501,700		308,600
Interest expense	(43,000)	(69,900)	(1,063,600)[2]	(1,176,500)
Other expense	(94,800)	—		(94,800)
Interest and other income	13,100	4,400		17,500
Loss on disposal and impairment of assets	(5,800)	—		(5,800)

Income (loss) from continuing operations before minority interest and provision for income taxes	(1,612,200)	2,436,200		(951,000)
Minority interest in (income) loss of subsidiaries	9,100	—	(751,800)[3]	(742,700)
Provision for income taxes	(16,100)	—		(16,100)

Income (loss) from continuing operations	$(1,619,200)	$2,436,200		$(1,709,800)

Basic and diluted net loss per common share	$(0.10)			$(0.10)

Weighted average number of common shares outstanding	18,392,500		150,100[4]	18,542,600

Note 1. Basis of Presentation

The unaudited pro forma condensed combined financial information reflects the acquisition of Optex accounted for as a purchase business combination as defined by Statement of Financial Accounting Standards (“SFAS”) No. 141, Business Combinations.

The unaudited pro forma condensed combined statement of operations for the 13 week-period ended January 1, 2006 and for the year ended October 2, 2005 give effect to the acquisition of Optex as if it had occurred on October 3, 2004. The pro forma financial statements reflect the fiscal period end dates of Irvine Sensors.

Note 2. Purchase Accounting

The total purchase price of the acquired assets and assumed liabilities is as follows:

Cash	$14,000,000
Transactions costs and expenses	902,700

Total purchase price	$14,902,700

Under the purchase method of accounting, the purchase price is allocated to tangible and intangible assets acquired and liabilities assumed based on their estimated fair values as of the December 30, 2005 closing date of the Optex acquisition, with any excess being ascribed to goodwill. Management is primarily responsible for determining the fair values of these assets.

The Company has completed its allocation of the purchase consideration of the Optex transaction as follows:

Current assets	$7,438,000
Goodwill	8,715,400
Identifiable intangible assets	2,226,000
Other non-current assets	455,100
Current liabilities	(2,234,000)
Minority interest	(1,697,800)

Total purchase price	$14,902,700

Identifiable intangible assets include non-competition agreements and customer backlog, and will be amortized over respective estimated useful lives as follows:

Useful Life
Non-competition agreement	2
Contractual backlog	2
Program backlog	8

Note 3. Unaudited Pro Forma Combined Adjustments

The following adjustments are required to properly reflect the pro forma combination of Irvine Sensors and the acquired assets and assumed liabilities of Optex.

(1)	To amortize identifiable intangible assets with finite useful lives from the current transaction, discussed in Note 2 above, over respective useful lives. Amortization expense is recorded to individual financial statement line items based on the nature of the underlying asset. Goodwill and intangible assets related to the Optex acquisition have been accounted for in accordance with SFAS No. 142, Goodwill and Other Intangible Assets.

(2)	To record additional interest expense related to debt financing of the Optex acquisition. Stated interest rates ranging from 3.5% to 9.75% were used to determine the interest expense on the Series 1 and the Series 2 Notes. Of the total additional interest expense, approximately $191,800 and $777,100 incurred in the 13-week period ended January 1, 2006 and in the fiscal year ended October 2, 2005, respectively, represent non-cash interest expense and imputed interest expense recognized due to amortization of derivatives imbedded in financing agreements related to the Optex acquisition.

(3)	To record minority interest in the results of operations of Optex resulting from the Company’s acquisition of only a 70% ownership interest in Optex.

(4)	Represents additional shares of Irvine Sensors common stock issued to pay interest on debt financing related to the Optex acquisition. Common stock per-share prices ranging from $2.05 to $2.62 were used in computing additional shares issuable to pay interest expense.

Note 4. Unaudited Pro Forma Shares for Earnings Per Share

The following table shows the calculation of shares used in computing the pro forma earnings per share in the Unaudited Pro Forma Condensed Combined Statement of Operations.

	For the 13-week period ended January 1, 2006	For the year ended October 2, 2005
Irvine Sensors historical weighted average common shares used in computing basic income (loss) per share	19,194,300	18,392,500
Shares of Irvine sensors common stock issued	36,600	150,100

Pro Forma weighted average common shares used in computing diluted income (loss) per share	19,230,900	18,542,600

Note 5. Derivatives

As a result of a liquidated damages feature originally contained in the agreements with accredited investors purchasing the Company’s Series 1 Note and Series 1 Warrants issued in conjunction with financing of the purchase of 70% of the capital stock of Optex Systems, Inc., both an embedded conversion option in the Series 1 Note and the Series 1 Warrants were required to be accounted for as derivative liabilities subject to SFAS 133, Accounting for Derivative Instruments and Hedging Activities (“SFAS 133”), and related accounting pronouncements. Accordingly, the Company’s initial accounting for these financial instruments bifurcated the embedded conversion option and the Series 1 Note and recorded the embedded conversion option as a separate liability at its fair value at date of issue, which was determined using an option-pricing model. The Company has also accounted for the Series 1 Warrants instrument as a separate liability at its fair value at date issue, which was determined using an option pricing model. Pursuant to SFAS 133, both of these derivative liabilities were required to be adjusted to current market value at each reporting date, with the offsetting adjustment recorded through earnings.

On March 31, 2006, the registration rights covenant contained in the agreements with accredited investors was amended to eliminate the liquidated damages feature that had caused the conversion feature of the Series 1 Note to be deemed to be an embedded derivative. As a result, the Company will cease accounting for the embedded conversion option in the Series 1 Note as a separate liability subject to SFAS 133 effective March 31, 2006, and the Company will no longer be required to adjust the carrying value of either the embedded conversion option or the Series 1 Warrants to current market value at each reporting date, with the offsetting adjustment recorded through earnings.

The pro forma statements of operations do not include any pro forma adjustments to account for changes in the fair values of the embedded conversion option in the Series 1 Note and the Series 1 Warrants through earnings (as required for derivative liabilities) as a result of this agreement amendment.

Note 6. Unusual Charges

Included in general and administrative expense in Optex’s historical results of operations for the 13-week period ended January 1, 2006 and in the pro forma combined amounts for such period are acquisition related costs incurred by Optex of $1,055,000, of which approximately $730,000 are bonuses and fees to settle former partnerships, and approximately $325,000 are acquisition related legal services. Had Optex not incurred such costs, the pro forma combined loss from continuing operations would be $1,350,700, resulting in a basic and diluted loss per share of $.07.

Note 7. Income Taxes

Optex was formed in 1983 as a Texas S Corporation, and through December 30, 2005 it was not required to pay federal income taxes as a result of the election of S Corporation status. Optex’s’s taxable income or loss for such periods is reflected on the individual shareholder’s personal tax return. As a result of its former sole shareholder selling 70% of the outstanding common stock to the Company, Optex automatically converted to a Texas C Corporation effective December 31, 2005; however, Optex had no financial activity on December 31, 2005 or January 1, 2006. Accordingly, the historical statements of operations of Optex presented in the accompanying pro forma statements of operations contain no provision for federal income taxes.

Additionally, the pro forma statements of operations contain no adjustments to reflect on a pro forma basis any provision or benefit for federal income taxes for Optex’s income or loss. Management believes government contract accounting regulations require an allocation of parent company (Irvine Sensors) costs to a subsidiary such as Optex, and the amount of such required allocation would be in excess of Optex’s reported pre-tax income from continuing operations. Although such expense allocation could have resulted in the Company reporting taxable income on a separate tax filing basis, management believes the Company has available loss carryforwards to offset any provision for income taxes otherwise recordable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRVINE SENSORS CORPORATION
(Registrant)

Dated: April 19, 2006	/s/ JOHN J. STUART, JR.
John J. Stuart, Jr. Senior Vice President and Chief Financial Officer